                                                                    EXHIBIT 10.1

                                December 26, 2000



Prestolite Electric Incorporated
2311 Green Road
Suite B
Ann Arbor, Michigan  48105

Ladies and Gentlemen:

         Reference is hereby made to the $3,500,000 Master Revolving Note dated as of the date hereof from Prestolite Electric Incorporated ("Company") as maker to Comerica Bank ("Bank") as payee ("$3,500,000 Note"). This letter will constitute our agreement that the $3,500,000 Note is intended to establish for Company's account (a) a letter of credit facility pursuant to which Bank will, from time to time until January 31, 2002, issue standby or commercial letters of credit for the account of Company in an aggregate face amount not to exceed $3,500,000 at any time outstanding, and (b) a loan facility pursuant to which Bank will, from time to time until January 31, 2002, made advances under the $3,500,000 Note in an amount not to exceed $1,500,000 at any time outstanding (so long as the sum of the aggregate amount of outstanding advances under the $3,500,000 Note and the face amount of all outstanding letter of credit issued pursuant to this letter at no time exceeds $3,500,000); provided, however, that the sum of the aggregate amount of advances outstanding under the $5,000,000 Master Revolving Note dated September 29, 2000 from Company as maker to Bank as payee (together with the $3,500,000 Note, the "Notes") and the $3,500,000 Note plus the aggregate face amount of all outstanding letters of credit issued pursuant to this letter plus the aggregate face amount of all outstanding letters of credit issued for the account of Company pursuant to the $5,000,000 letter agreement dated as of date hereof between Company and Bank shall never exceed the lesser of $8,500,000 or the advance formula as determined in the Advance Formula Agreement dated as of the date hereof between Company and Bank; provided further, that no letter of credit shall, by its terms, have an expiration date which extends beyond the later to occur of one year after issuance or January 31, 2002; and provided further, that in the event Bank agrees to issue any letter of credit having an expiration later than January 31, 2002, Company shall deliver to Bank on demand cash collateral in an amount equal to the maximum undrawn amount of such letter of credit. The issuance of any letters of credit shall be subject to the terms and conditions of any letter of credit applications and agreements executed and delivered by the Company to the Bank with respect thereto. The Company shall pay to the Bank annually in advance a fee of two percent (2%) per annum of the face amount of each such letter of credit. No letter of credit shall be issued during the continuance of a Default under either of the Notes.

         This letter agreement amends and restates in its entirety a letter agreement dated September 29, 2000 pertaining to the initial establishment of a $2,000,000 letter of credit facility as specified therein.

         If the foregoing clearly sets forth our understanding regarding these matters, please sign this letter were indicated and return it to me.

                                                     Very truly yours,



                                                     Peggy A. Cummins


Acknowledged and agreed to as of the date set forth above:

PRESTOLITE ELECTRIC INCORPORATED

By:  ____________________________________

Its: ____________________________________

By:  ____________________________________

Its: ____________________________________


                           REAFFIRMATION OF GUARANTY

         The undersigned reaffirms and ratifies all of its obligations to the Bank under or in respect of the Guaranty dated October 25, 1994, executed and delivered by the undersigned to the Bank.

                                      PRESTOLITE ELECTRIC HOLDING, INC.

                                      By: _____________________________________

                                      Its:
                                          _____________________________________